Exhibit 99.1

News Release
Investor Contact:
Susan Kelly Trahan
+1 800.225.1560
investorrelations@spragueenergy.com

Sprague Resources LP Provides Updated Guidance
Announces Cash Distribution for the Fourth Quarter of 2018 and
Fourth Quarter Earnings Conference Call Schedule

Portsmouth, NH (January 23, 2019) - Sprague Resources LP (“Sprague” or the “Partnership”) (NYSE: SRLP) today provided an update on adjusted EBITDA1 and distribution coverage ratio1 guidance for the fiscal year ended December 31, 2018, based on expected preliminary, unaudited financial results. The Partnership continues to work with its independent public accountants to complete the audit of its financial statements for the year ended December 31, 2018. As a result, the information herein is subject to change.
“Sprague experienced headwinds in the fourth quarter, in both Refined Products and Natural Gas, generating lower adjusted EBITDA than our most recent guidance,” said David Glendon, President and Chief Executive Officer. “In Refined Products, warmer, late-year weather, a less supportive market structure, and limited blending opportunities led to the shortfall. Similarly, our Natural Gas business observed limited optimization opportunities and increased competitive intensity. Strong performance from our Materials Handling business partially offset the decline,” added Mr. Glendon.
As a result, Sprague expects full-year 2018 adjusted EBITDA to be below our previously updated guidance of $110 to $120 million and our distribution coverage to be below 1.0x. At this time, Sprague has not provided preliminary, full year 2018 adjusted EBITDA due to the timing of the finalization of results, which primarily relates to uncertainty around the U.S. federal government excise tax credit program for biofuel blending activities.
Sprague expects to provide 2019 distribution, adjusted EBITDA, and distribution coverage guidance on our next quarterly earnings call scheduled for March 14, 2019, the details of which are outlined below.
Distribution
While 2018 adjusted EBITDA is anticipated to be below fiscal year 2017 levels, the Board of Directors of the Partnership’s general partner, Sprague Resources GP LLC (the “Board”), believe that the drivers behind this decline are challenges that Sprague will be able to manage through incremental growth and continued cost management initiatives in 2019, together with normal weather and market structure assumptions. Accordingly, the Board today

1 Please refer to our description below of Non-GAAP Financial Measures.

declared a cash distribution of $0.6675 per unit ($2.67 per unit on an annualized basis) for the fourth quarter ended December 31, 2018. The fourth quarter distribution is equal to the distribution for the third quarter ended September 30, 2018, and represents an increase of 4.7% over the quarterly distribution of $0.6375 per unit for the fourth quarter of 2017. The announced distribution will be paid on Wednesday, February 13, 2019 to unitholders of record as of the close of business on February 8, 2019.

Audited Fourth Quarter and Full Year 2018 Financial Results and Earnings Conference Call
Sprague will release its fourth quarter and full year 2018 audited financial results before trading begins on the NYSE on Thursday, March 14, 2019, and will host a conference call that day at 1 p.m. Eastern time to discuss its financial results. Those interested in hearing the discussion can access the call by dialing (866) 516-2130, and using participation code 5078063. International callers may join by dialing (678) 509-7612. The conference call may also be accessed by a webcast available on the "Investor Relations-Calendar of Events" page of Sprague's website at www.spragueenergy.com and will be archived on our website for one year.

1Non-GAAP Financial Measures
Adjusted EBITDA and distribution coverage ratio are measures not defined by GAAP. Sprague defines adjusted EBITDA as EBITDA (net income (loss) before interest, income taxes, depreciation and amortization) increased for unrealized hedging losses and decreased by unrealized hedging gains (in each case with respect to refined products and natural gas inventory, prepaid forward contracts and natural gas transportation contracts), changes in fair value of contingent consideration, the net impact of biofuel excise tax credits in 2017 and 2013, and adjusted for the impact of acquisition related expenses. Sprague defines the distribution coverage ratio as the ratio of distributable cash flow to the quarterly or annual distribution payable on all outstanding common and subordinated units and incentive distributions.
With regard to guidance, reconciliation of non-GAAP adjusted EBITDA or the distribution coverage ratio to the closest corresponding GAAP measure (expected net income (loss)) is not available without unreasonable efforts on a forward-looking basis due to the inherent difficulty and impracticality of forecasting certain amounts required by GAAP such as unrealized gains and losses on derivative hedges, which can have a significant and potentially unpredictable impact on our future GAAP financial results.
Forward Looking Statements
Any statements in this press release about future expectations, plans and prospects for Sprague Resources LP or about Sprague Resources LP’s future expectations, beliefs, goals, plans or prospects, constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. These forward-looking statements involve risks, uncertainties, and other factors that are difficult to predict and many of which are beyond management’s control. Although Sprague believes that the assumptions underlying these statements are reasonable, investors are cautioned that such forward-looking statements are inherently uncertain and involve risks that may affect our business prospects and performance causing actual results to differ from those discussed in the foregoing release.  Such risks and uncertainties include, by way of example and not of limitation: increased competition for our products or services; adverse weather conditions; changes in supply or demand for our products or services; nonperformance by major customers or suppliers; changes in operating conditions and costs; changes in the level of environmental remediation spending; potential equipment malfunction and unexpected capital expenditures; our ability to complete organic growth and acquisition projects; our ability to integrate acquired assets; potential labor issues; the legislative or regulatory environment; terminal construction/repair delays; political and economic conditions; and, the impact of security risks including terrorism, international hostilities and cyber-risk. These are not all of the important factors that could cause actual results to differ materially from those expressed in forward looking statements.  Other applicable risks and uncertainties have been described more fully in Sprague’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) on March 14, 2018 and in the Partnership's subsequent Form 10-Q, Form 8-K and other documents filed with the SEC. Sprague undertakes no obligation and does not intend to update any forward-looking statements to reflect new information or future events.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release.
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Qualified Notice
This release is intended to be a qualified notice under Treasury Regulation Section 1.1446-4(b). Brokers and nominees should treat one hundred percent (100.0%) of Sprague’s distributions to non-U.S. investors as being attributable to income that is effectively connected with a United States trade or business. Accordingly, Sprague’s distributions to non-U.S. investors are subject to federal income tax withholding at the highest applicable effective tax rate.
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About Sprague Resources LP
Sprague Resources LP is engaged in the purchase, storage, distribution and sale of refined petroleum products and natural gas. The company also provides storage and handling services for a broad range of materials. More information concerning Sprague can be found at www.spragueenergy.com.
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